Exhibit 24


                               C. R. BARD, INC.
                               POWER OF ATTORNEY

           KNOW ALL BY THESE PRESENT, that each of the undersigned, being an officer or director, or both, of C. R. BARD, INC. (the "Company"), in his capacity as set forth below, as applicable, hereby constitutes and appoints each of TIMOTHY M. RING and TODD C. SCHERMERHORN, signing or acting singly, as his true and lawful attorney and agent, to (1) sign the name of each of the undersigned in the capacities indicated below to any and all post-effective amendments to any registration statement on Form S-8 for the purpose of registering a proportionate number of additional shares of common stock of the Company in connection with the Company's one-for-one share dividend declared on April 21, 2004, and to any and all instruments or documents filed as part of or in connection with any and all such post-effective amendments and (2) do any and all acts and other things which such person may deem necessary or desirable in furtherance of the foregoing; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

                     [Balance of Page Intentionally Blank]

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          IN WITNESS HEREOF, each of the undersigned has subscribed his name as of the 21st day of April 2004.

                                  /s/ Timothy M. Ring
                                  --------------------------------------------
                        Name:     Timothy M. Ring
                                  Title:  Chairman and Chief Executive
                                  Officer and Director (Principal Executive
                                  Officer)

                                  /s/ Todd C. Schermerhorn
                                  --------------------------------------------
                        Name:     Todd C. Schermerhorn
                                  Title:  Senior Vice President and Chief
                                  Financial Officer (Principal
                                  Financial Officer)

                                  /s/ Charles P. Grom
                                  --------------------------------------------
                        Name:     Charles P. Grom
                        Title:    Vice President and Controller (Principal
                                  Accounting Officer)

                                  /s/ Marc C. Breslawsky
                                  --------------------------------------------
                        Name:     Marc C. Breslawsky
                        Title:    Director

                                  /s/ T. Kevin Dunnigan
                                  --------------------------------------------
                        Name:     T. Kevin Dunnigan
                        Title:    Director

                                  /s/ Herbert L. Henkel
                                  --------------------------------------------
                        Name:     Herbert L. Henkel
                        Title:    Director

                                  /s/ William H. Longfield
                                  --------------------------------------------
                        Name:     William H. Longfield
                        Title:    Director

                                  /s/ Theodore E. Martin
                                  --------------------------------------------
                        Name:     Theodore E. Martin
                        Title:    Director

                                  /s/ Anthony Welters
                                  --------------------------------------------
                        Name:     Anthony Welters
                        Title:    Director

                                  /s/ Tony L. White
                                  --------------------------------------------
                        Name:     Tony L. White
                        Title:    Director